                                                                     EXHIBIT 4.1



                            CLASS A                                                                    CLASS A
                         COMMON STOCK                                                               COMMON STOCK
                       PAR VALUE $.0001                                                           PAR VALUE $.0001

      NUMBER                                                                                                                SHARES
                                                             [DPC LOGO]
   DPC             INCORPORATED UNDER THE LAWS                                                    CUSIP 256008 10 3
                    OF THE STATE OF DELAWARE                                          SEE REVERSE FOR CERTIFICATE DEFINITIONS



                                                    DOANE PET CARE ENTERPRISES, INC.


               This is to certify that

               is the owner of




                                  FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF

Doane Pet Care Enterprises, Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


[SEAL]

Dated:

                                                                                    /s/ D.J. CAHILL                    [LOGO]

COUNTERSIGNED AND REGISTERED:                                                           PRESIDENT
    AMERICAN STOCK TRANSFER & TRUST COMPANY                                     AND CHIEF EXECUTIVE OFFICER

                              TRANSFER AGENT
                               AND REGISTRAR
                                                                                   /s/ T. R. HEIDENTHAL

BY                                                                                 SENIOR VICE PRESIDENT
                        AUTHORIZED SIGNATURE                                    AND CHIEF FINANCIAL OFFICER
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
                        DOANE PET CARE ENTERPRISES, INC.


     This Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Secretary of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws and regulations:

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
TEN COM  =  as tenants in common          UNIF GIFT MIN ACT =                 Custodian
                                                             ----------------          -----------------
                                                                  (Cust)                   (Minor)
TEN ENT  =  as tenants by the entireties

                                                                  under Uniform Gifts to Minors
JT TEN   =  as joint tenants with right of
            survivorship and not as tenants               Act
            in common                                        --------------------------------------
                                                                           (State)

     Additional abbreviations may also be used though not in the above list.

For value received,                                              hereby sells, assigns and transfers unto
                   -----------------------------------------

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PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
 ASSIGNEE)

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                                                                          Shares
--------------------------------------------------------------------------

of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________________

Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
     -----------------------------------       -----------------------------------
                                                          (Signature)



                                               -----------------------------------
                                               THE SIGNATURES TO THIS ASSIGNMENT
                                               MUST CORRESPOND WITH THE NAME AS
                                               WRITTEN UPON THE FACE OF THE
                                               CERTIFICATE IN EVERY PARTICULAR
                                               WITHOUT ALTERATION OR ENLARGEMENT
                                               OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed


----------------------------------------------------
SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 AD-15.